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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 14, 2006

                                 SOLUTIA INC.
                                 ------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                                   --------
                           (STATE OF INCORPORATION)

            001-13255                              43-1781797
            ---------                              ----------
            (COMMISSION                            (IRS EMPLOYER
            FILE NUMBER)                           IDENTIFICATION NO.)



 575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
 ---------------------------------------------------------------    ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                (314) 674-1000
                                --------------
              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.05  AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF
PROVISION OF THE CODE OF ETHICS.

         (a) On December 14, 2006, Solutia Inc.'s ("Solutia") Board of Directors conducted their standard review of Solutia's Code of Ethics for Senior Financial Officers (the "Code of Ethics"), and approved an amendment requiring all waivers to the Code of Ethics to be reviewed by the entire Board instead of the Audit and Finance Committee.

ITEM 7.01  REGULATION FD DISCLOSURE.

         On December 15, 2006, Solutia issued a press release announcing receipt of a fully underwritten commitment, subject to approval by the Bankruptcy Court, for $1.075 billion of debtor-in-possession ("DIP") financing, maturing March 31, 2008. This represents a $250 million increase and a one-year extension over Solutia's current DIP financing. To facilitate the Flexsys acquisition described below, up to $150 million of additional funds could be raised under the DIP financing through an accordion feature, bringing the total to $1.225 billion. A copy of the press release is attached hereto as Exhibit 99.1.

         In a separate press release, Solutia also announced that it has reached an agreement in principle to purchase Akzo Nobel N.V.'s ("Akzo Nobel") stake in Flexsys, the 50%/50% joint venture between Akzo Nobel and Solutia. As described above, a portion of the funds raised under the DIP financing will be used to facilitate the Flexsys acquisition. A copy of the press release is attached hereto as Exhibit 99.2.

CAUTIONARY AND FORWARD LOOKING STATEMENTS.

         This report and the exhibits furnished hereto may contain forward-looking statements, which can be identified by the use of words such as "believes," "expects," "may," "will," "intends," "plans," "estimates" or "anticipates," or other comparable terminology, or by discussions of strategy, plans or intentions. These statements are based on management's current expectations and assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those described in Solutia's most recent Annual Report on Form 10-K, under "Cautionary Statement About Forward Looking Statements," Solutia's quarterly reports on Form 10-Q, and in filings with the U.S. Bankruptcy Court in connection with the Chapter 11 case of Solutia Inc. and 14 of its U.S. subsidiaries. These reports can be accessed through the "Investors" section of Solutia's website at www.solutia.com. The bankruptcy court filings can be accessed by visiting www.trumbullgroup.com. Solutia disclaims any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence.

LIMITATION ON INCORPORATION BY REFERENCE.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of


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the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  EXHIBITS.

Exhibit 99.1 December 15, 2006 press release announcing Solutia's receipt of a fully underwritten commitment to extend and increase debtor-in-possession financing.

Exhibit 99.2 December 15, 2006 press release announcing Solutia's reaching an agreement in principle to purchase Akzo Nobel's 50% stake in the Flexsys joint venture.



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                                  SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

                                 SOLUTIA INC.
                                 ------------
                                 (Registrant)

                                 /s/ Rosemary L. Klein
                                 ---------------------
                                 Senior Vice President, General Counsel
                                 and Secretary

DATE: December 15, 2006


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